                                                                    EXHIBIT 99.1


                           YOU BET INTERNATIONAL, INC.

                            STOCK PURCHASE AGREEMENT

                           YOU BET INTERNATIONAL, INC.

                            STOCK PURCHASE AGREEMENT


        This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of June 29, 1998 by and between YOU BET INTERNATIONAL, INC., a Delaware corporation (the "Company"), and each of the undersigned purchasers of Series A Convertible Preferred Stock of the Company (collectively, the "Purchasers"") listed on the signature pages hereto.

        In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Authorization and Sale of the Shares.

               1.1 Authorization; Restated Certificate of Incorporation. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 400,000 shares of its Series A Convertible Preferred Stock (the "Preferred Shares"), having the rights, restrictions, privileges and preferences as set forth in the form of the Certificate of Designation attached hereto as Schedule 1.1.

               1.2 Issuance and Sale. Subject to the terms and conditions hereof, at the Closing (as defined herein), the Company will issue and sell to each Purchaser and each such Purchaser will purchase from the Company, the respective number of Preferred Shares specified on the applicable signature page hereto at a purchase price of $25.00 per Preferred Share. The Company's agreement with each of the Purchasers hereunder is a separate agreement and the sale of Preferred Shares to each of the Purchasers is a separate sale. No Purchaser shall have any rights against any other Purchaser for any breach or alleged breach of this Agreement.

        2. Closing; Delivery.

               2.1 Closing.

                        (a) The closing of the purchase and sale of the Preferred Shares hereunder (the "Closing") shall take place at the offices of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067 on June 29, 1998 (the "Closing Date") at 10:00 a.m., or at such other time as may be agreed upon by the Company and the Purchasers.

                      (b) The Company may schedule one or more additional closings ("Additional Closings") within forty five (45) days after the Closing for the purchase and sale of a number of Preferred Shares such that the number of Preferred Shares sold at the Closing and all Additional Closings shall not exceed 380,000; provided that the Company shall not issue or sell more than 280,000 Preferred Shares without the consent of Fell & Company, Inc. Pursuant to this Agreement, the Company may sell Preferred Shares at the Additional Closings, if any, without any waiver, consent or approval of the Purchasers who participated in the Closing or any Additional Closing. Each purchaser of Preferred Shares at any Additional Closing will become a party to this Agreement and the other agreements relating hereto to which Purchasers are parties and will be a "Purchaser," and such Purchaser's Shares will be "Preferred Shares," for all purposes of this Agreement after such Additional Closing.

               2.2 Delivery. Subject to the terms of this Agreement, at the Closing and at each Additional Closing the Company will deliver to each Purchaser participating in the Closing or such Additional Closing a stock certificate representing the number of Preferred Shares to be purchased by such Purchaser against delivery to the Company by each Purchaser at the Closing of a check or wire transfer of funds for the purchase price therefor.

        3. Representations and Warranties of the Company. The Company represents and warrants and agrees with each Purchaser as of the date hereof and as of the Closing Date as follows.

               3.1 Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in every jurisdiction where the failure to so qualify would have a material adverse impact on the Company's business. The Company has made available to each Purchaser or their special counsel true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, each as amended to date.

               3.2 Corporate Power. The Company has all requisite legal and corporate power to enter into this Agreement and each other agreement relating hereto, to sell the Preferred Shares hereunder and to carry out and perform its obligations under the terms of this Agreement and the other agreements contemplated hereby.

               3.3 Subsidiaries. Schedule 3.3 hereof contains a complete list of all subsidiaries of the Company, together with the percentage ownership by the Company, the jurisdiction of formation, the names of the directors, partners or controlling persons and the nature and extent of the operations of such subsidiary.

               3.4 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.001 per share ("Common Shares") and 1,000,000 shares of preferred stock, par value $.001 per share, including 400,000 shares which have been designated Preferred Shares. As of the date hereof, there are 9,823,994 shares of Common Stock and no shares of preferred stock issued and outstanding. Except as set forth on

Schedule 3.4 hereto, there are no options, warrants or other agreements which provide for the issuance of capital stock of the Company and there are no securities outstanding which are convertible into capital stock of the Company.

                3.5 Authorization.

                        (a) All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the issuance and sale of the Preferred Shares in accordance with this Agreement, (ii) the issuance of Common Shares upon conversion of the Preferred Shares (the "Conversion Shares"), and (iii) the execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby have been taken. This Agreement constitutes and the other agreements executed by the Company at the Closing will constitute valid and binding obligations of the Company enforceable against it in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules of laws concerning equitable remedies.

                        (b) The Preferred Shares when issued in compliance with the provisions of this Agreement and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, encumbrances or restrictions on transfer; provided, however, that the Preferred Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws. The Company has reserved the Conversion Shares for issuance upon the conversion of the Preferred Shares.

                        (c) No stockholder of the Company or any other person has any right of first refusal or any preemptive rights in connection with the issuance and sale of the Preferred Shares or the issuance of the Common Shares upon the conversion of the Preferred Shares.

                3.6 Title to Properties and Assets; Liens; Intangible Property
                    etc.

                        (a) Except as set forth on Schedule 3.6 hereto, the\ Company and its subsidiaries have good and marketable title to their respective properties and assets and good title to all their leasehold estates, in each case not subject to any mortgage, pledge, lien, encumbrance or charge, other than those resulting from taxes which have not yet become delinquent and those arising in the ordinary course of business which do not, individually or in the aggregate, materially detract from the value of the property subject thereto or threaten to interfere with the use of such property or otherwise materially impair the operations of the Company or its subsidiaries, and which have not arisen otherwise than in the ordinary course of business.

                        (b) The Company or its subsidiaries is the licensee, or the sole and exclusive owner, of all trade names, unregistered trademarks and service marks, brand names, patents, copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries. Except as set forth on
Schedule 3.6 the Company and its subsidiaries (i) do not use any of such intangible property by consent of any other person, or (ii) are not required to make any payments to others with respect thereto. The Company and its subsidiaries have not been charged with any infringement of any intangible property of the character described above nor has it been notified or advised of any claim of any other person or entity relating to any of such intangible property.

                3.7 Material Contracts. Except as set forth on Schedule 3.7 hereto, the Company and its subsidiaries do not have any material contract, agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for services that were entered into in the ordinary course of business that do not involve more than $25,000 or extend for more than one year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business and (iii) contracts (other than employment and consulting contracts, contracts with labor unions and license and other agreements relating to the acquisition or disposition of technology) terminable at will by the Company or its subsidiaries on no more than 30-days notice without cost or liability to the Company or its subsidiaries. Schedule 3.7 contains a list of all employment, consulting contracts and contracts with labor unions and license and other agreements relating to the acquisition or disposition of technology of the Company or its subsidiaries.

                3.8 Permits. To the best of the Company's knowledge, the Company and its subsidiaries have all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it. To the best of the Company's knowledge, the Company and its subsidiaries are not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                3.9 Patents, Trademarks, etc. To the best of the Company's knowledge, the Company and its subsidiaries own, or have the right to use all patents trademarks, service names, trade names, copyrights, licenses, trade secrets, information or other proprietary rights necessary to their business as now conducted or proposed to be conducted without conflict with or infringement of the rights of others, and have not received a notice that they are infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, and to the Company's best knowledge there is no basis for any such claim. The Company is not aware of any violation by a third party of any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of the Company or its subsidiaries. The Company is not aware that any employees of the Company or its subsidiaries are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreements, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or its subsidiaries or that would conflict with the business of the Company or its subsidiaries as proposed to be conducted (as described in the Company's Form 10-KSB for the fiscal year ended December 31,
1997). The Company does not believe it is or will be necessary for the Company or its subsidiaries to utilize any inventions of any of their employees made prior to the commencement of their employment, except for inventions that have been assigned to the Company or its subsidiaries. Schedule 3.9 hereto contains a complete list of the Company's and its subsidiaries' patents and registered trademarks, service marks, trade names, and copyrights, and all pending applications therefor. Except as set forth in
Schedule 3.9 hereto, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or its subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

                3.10 Compliance with Instruments. Except as set forth in
Schedule 3.10 hereto, the Company and its subsidiaries are not in violation of any terms of their Certificate of Incorporation or its Bylaws, as amended, or any mortgage, indenture, contract, agreement, instrument, judgment, decree or order by which they are bound or to which their properties are subject where such violation would have a material adverse effect on the Company or its subsidiaries. The execution, delivery and performance of and compliance with this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby and thereby will not result in any such violation and will not be in conflict with or constitute, with or without the giving of notice or passage of time, a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

                3.11 Employees. To the Company's best knowledge, no employee of or consultant to the Company or its subsidiaries is in violation of any term of any employment contract, consulting agreement, patent disclosure agreement or any other contract or agreement relating to the right of any such employee or consultant to be employed or engaged by the Company or its subsidiaries because of the nature of the business conducted or to be conducted by the Company or its subsidiaries or for any other reason, and the continued employment and engagement by the Company or its subsidiaries of their present employees and consultants will not result in any such violations. The Company is not aware that any officer or key employee or key consultant, or that any group of key employees or key consultants, intends to terminate their employment or engagement with the Company or its subsidiaries, nor does the Company have a present intention to terminate the employment or engagement of any of the foregoing. Subject to general principles related to wrongful termination of employees, except as set forth on Schedule 3.11 hereto, the employment of each officer and employee of the Company and its subsidiaries is terminable at will by the Company or its subsidiaries. There are no asserted controversies or labor disputes or union organization activities pending or, to the best knowledge of the Company, threatened, between the Company or its subsidiaries and their respective employees. Each key employee and key consultant of the Company and its subsidiaries has executed an Employment Inventions and Proprietary Rights Assignment and Confidentiality Agreement, a copy of which has been made available to the Purchasers or their special counsel. To the Company's knowledge, the Company and its subsidiaries has complied with all applicable state and federal equal employment opportunity and other laws relating to employment.

                3.12 Litigation, etc. Except as set forth in Schedule 3.12 hereto there are no actions, suits, proceedings or investigations pending or, to the Company's best knowledge, threatened against the Company or its subsidiaries, which, either in any case or in the aggregate, result in a material adverse impact on the business, prospects, affairs or operations of the Company or its subsidiaries or in any of its properties or assets, or in any material impairment of the right or ability of the Company or its subsidiaries to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company or its subsidiaries or in any material change in the current equity ownership of the Company or its subsidiaries, and none which questions the validity of this Agreement or the other agreements contemplated hereby or any action taken or to be taken in connection herewith or therewith or seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated hereby. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any employees of the Company or its subsidiaries, their use of any information or techniques allegedly proprietary to any of their former employees, their obligations under any agreements with prior employers, and negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company and its subsidiaries are not a party or subject to any writ, order, decree or judgment.

                3.13 Registration Rights. Other than as provided in the Registration Rights Agreement dated as of the Closing Date or as set forth on
Schedule 3.13 hereof, the Company is not under any obligation to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "Securities Act").

                3.14 Governmental Consents, etc. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the other agreements contemplated hereby or the offer, sale or issuance of the Preferred Shares, the issuance of Conversion Shares, or the consummation of any other transaction contemplated hereby or thereby, except for filings under applicable state securities laws which filings, if required, will be made and will be effective within the time periods required by law.

                3.15 Securities Act. Subject to the accuracy of the Purchaser's representations in Section 4 hereof, the offer, sale and issuance of the Preferred Shares in conformity with the terms of this Agreement and the issuance of the Conversion Shares constitute, or will constitute, transactions exempt from the registration requirements of Section 5 of the Securities Act.

                3.16 Insurance. Set forth on Schedule 3.16 hereto is a list of all insurance policies maintained by the Company.

                3.17 Disclosure. No statement by the Company contained in this Agreement or the other agreements contemplated hereby, including all exhibits contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Confidential Private Placement Memorandum dated May 26, 1998 previously delivered to each Purchaser does not contain any untrue statement of material fact nor does it omit to state a material fact necessary to make the statements therein not misleading.

                3.18 Taxes. Except as set forth on Schedule 3.18 hereto, the Company and its subsidiaries have filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company and its subsidiaries have paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements (as defined in Section 3.20 below) is adequate for taxes due or accrued as of the date thereof. The Company and its subsidiaries have never had any tax deficiency proposed or assessed against it and have not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's or its subsidiaries' federal income tax returns and none of their state or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provision on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company and its subsidiaries have withheld or collected from each payment made to each of their employees, the amount of all taxes (including, but not limited to, those required by relevant federal statutes) required to be withheld or collected therefrom, and have paid the same to the proper tax receiving officers or authorized depositories.

                3.19 Transactions with Principals. Except as set forth on
Schedule 3.19 hereto, no employee, stockholder, director or officer of the Company or its subsidiaries, consultant to the Company or its subsidiaries, or any affiliate or immediate family member thereof (a "Related Party") is indebted to the Company or its subsidiaries, nor is the Company or its subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any Related Party. To the best of the Company's knowledge, except as set forth on
Schedule 3.19 hereto, no Related Party is, directly or indirectly, interested in any material contract with the Company or its subsidiaries. Set forth on
Schedule 3.19 hereto is a list of each agreement, instrument or other writing intended to constitute a legal obligation between the Company or its subsidiaries and any Related Party at the time of the Closing. Except as set forth in that certain Stockholders Agreement of even date herewith, to the best of the Company's knowledge, there is no voting agreement or other arrangement among its stockholders with respect to the election of any individual or individuals to the Company's Board of Directors.

                3.20 Company SEC Filings. The Company has delivered to Purchasers a copy of the Company's Form 10-KSB for the year ended December 31, 1997 and a copy of the Company's Form 10-QSB for the quarter ended March 31, 1998 (collectively, the "SEC Filings"). The SEC Filings, and the financial statements contained therein, comply in all material respects with applicable securities laws and regulations. The SEC Filings do not contain any misstatements of material fact or fail to state all material facts necessary to make the statements therein not misleading. The audited financial statements included in the SEC Filings comply as to form with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto. The financial statements included in the SEC Filings have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto.) The balance sheets contained in the SEC Filings present fairly, in all material respects, the financial conditions of the Company as of the date of the SEC Filings. The income statements contained in the SEC Filings present fairly, in all material respects, the results of the Company's operations for the period covered thereby and do not contain any items of special or nonrecurring income, except as specifically set forth therein. Since the date of the SEC Filings there has been no material adverse change in the financial condition, liabilities, assets or business of the Company and its subsidiaries.

                3.21 Liabilities. The Company and its subsidiaries have no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except (a) the liabilities and obligations of the Company as set forth in the financial statements included in the SEC Filings, (b) liabilities and obligations which have occurred subsequent to March 31, 1998 in the ordinary course of business, which in the aggregate have not been material, and (c) obligations under contracts incurred in the ordinary course of business, which obligations are not required to be set forth on a balance sheet or in the notes thereto in accordance with generally accepted accounting principles, and which in any event are not material.

                3.22 Absence of Certain Changes. Since March 31, 1998, there has not been:

                      (a) Any change in the assets, liabilities, financial condition or operating results of the Company and its subsidiaries from that reflected in the financial statements included in the SEC Filings, except changes in the ordinary course of business that have not been, in the aggregate, material;

                      (b) Any material damage, destruction, or loss, whether or not covered by insurance, affecting the business, properties, prospects or financial condition of the Company and its subsidiaries (as such business is presently conducted and as it is proposed to be conducted);

                      (c) Any waiver or compromise by the Company or its subsidiaries of a valuable right or of a material debt owed to it;

                      (d) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or its subsidiaries, except in the ordinary course of business and which is not material;

                      (e) Any material change to any agreement listed on
Schedule 3.7 hereof;

                      (f) Any material change in any compensation arrangement or agreement with any employee, officer, director, or stockholder of the Company or its subsidiaries;

                      (g) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets by the Company or its subsidiaries;

                      (h) Receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company or its subsidiaries;

                      (i) Any declaration, setting aside or payment of a dividend or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company; or

                      (j) Any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company and its subsidiaries (as such business is presently conducted and as it is proposed to be conducted) or any agreement or commitment by the Company or its subsidiaries to do any of the things described in this Section 3.22.

                3.23 Environmental and Safety Laws. To the best of the Company's knowledge, the Company and its subsidiaries are not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                3.24 Minute Book. The minute books of the Company and its subsidiaries provided to the Purchaser, or their special counsel, contain a complete and accurate summary of all meetings of directors and stockholders, and all actions by written consent taken thereby, since the date of incorporation of the Company or its subsidiaries, as applicable.

                3.25 Year 2000. The systems of the Company and its subsidiaries will properly recognize and process date sensitive information when the year changes to 2000. To the Company's best knowledge, each party with which the Company or its subsidiaries conducts business will be able to properly recognize and process date sensitive information when the year changes to 2000, except where the failure to recognize and process such information would not have a material adverse effect on the Company or its subsidiaries their business.

                3.26 Purchaser Consents and Approvals. Except as set forth in
Schedule 3.26 hereto, no Purchaser shall, solely by reason of his/her/its purchase of Preferred Shares, be required to obtain any license, consent, approval or authorization, or make any designation, declaration or filing with any governmental authority or other entity except as may be required pursuant to
Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

                3.27 Employee Benefit Plans. Except as set forth on Schedule
3.27 hereto, the Company and its ERISA affiliates (as defined in the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), if any, do not maintain, administer or contribute to, and are not required to contribute to, or, within the six years prior to the Closing Date, have not maintained, administered or contributed to or were required to contribute to any employee benefit plan that covers any of their respective employees or former employees (with respect to any such employee's relationship with any of them). The Company and its ERISA affiliates, if any, do not maintain and have not established any welfare benefit plan within the meaning of Section 3(1) of ERISA that provides for continuing benefits or coverage for any employee, former employee or any beneficiary of any employee or former employee after such employee or former employee's termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations thereunder. The Company and its ERISA Affiliates, if any, do not contribute to, and are not obligated to contribute to, and within the past six years have not contributed to or been obligated to contribute to, any multiemployer plan.

                3.28 Hazardous Materials. The Company and its subsidiaries have not, at any time, used, generated, disposed of, discharged, stored, transported to or from, released or threatened to release any hazardous materials, in any form, quantity or concentration, on, from, under or affecting such property, nor, to the best of the Company's knowledge, are any hazardous materials present or existing on, from, under or affecting any such property other than as used by the Company or its subsidiaries in the ordinary course of business and in compliance with applicable law.

        4. Representations and Warranties by Each Purchaser. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

                4.1 Investment Intent. The Preferred Shares are being acquired, and the Common Shares issuable upon conversion of the Preferred Shares will be acquired, for the Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering in violation of the Securities Act.

                4.2 Unregistered Securities. The Purchaser understands that the Preferred Shares have not been, and the Conversion Shares will not be, registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Preferred Shares or Conversion Shares, that the securities must be held by the Purchaser indefinitely, and that the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

                4.3 Access to Information. During the negotiation of the transactions contemplated herein, the Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial conditions, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of each Purchaser to rely thereon, provided that Purchaser shall promptly notify the Company of any breaches of any such representations and warranties of which it has actual knowledge.

               4.4 Due Diligence Investigation. The Purchaser and its representatives have been solely responsible for the Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. In taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in its own interest, and none of the Purchaser's (or any of their agents or employees) has acted as an agent of the Company. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Preferred Shares pursuant to the terms of this Agreement and of protecting the Purchaser's interests in connection therewith.

               4.5 Accredited Investor. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment in the Securities.

               4.6 Power and Authority. The Purchaser has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement and the other agreements contemplated hereby to which the Purchaser is a party, and this Agreement and the other agreements contemplated hereby to which the Purchaser is a party constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules of law concerning equitable remedies.

               4.7 Legend. Purchaser acknowledges that each certificate representing the Preferred Shares and Conversion Shares may be endorsed with substantially the following legends:

                      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR

        OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

                      Any other legends required by applicable state securities laws or any applicable state laws regulating the Company's business.

        5. Conditions to Closing.

                5.1 Conditions to Obligations of the Purchasers. The obligation of each Purchaser to purchase Preferred Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Purchasers:

                      (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof and in the other agreements to be delivered by the Company at the Closing were true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions required herein or therein to be performed or observed by it on or prior to the Closing Date.

                      (b) Opinion of Company's Counsel. The Purchasers shall have received from Loeb & Loeb LLP an opinion, dated the Closing Date, substantially in the form as that attached hereto as Schedule 5.1(b) attached hereto.

                      (c) Consents and Waivers. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement and the other agreements contemplated hereby), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                      (d) Legislative Changes. There shall not have been any change to federal or state law which would have a material adverse effect on the business, properties, prospectus or financial condition of the Company (as such business is presently conducted as it is proposed to be conducted).

                      (e) Minimum Condition. The Company shall concurrently with the Closing sell at least 220,000 Preferred Shares (including 20,000 Preferred Shares to be sold to Robert M. Fell Living Trust pursuant to that certain Securities Purchase Agreement of even date herewith).

                      (f) Registration Rights Agreement. The Company shall have entered into a Registration Rights Agreement substantially in the form of
Schedule 5.1 (f) hereof.

                      (g) Management Agreement. The Company shall have entered into a Services Agreement with Fell & Company, Inc. substantially in the form of
Schedule 5.1(g) hereto. (h) Employment Agreement. The Company shall have entered into Employment Agreements with David Marshall and Russell Fine substantially in the form of Schedule 5.1(h) hereto.

                      (i) Stockholders Agreement. The Company, David Marshall and Russell Fine shall have entered into a Stockholders Agreement substantially in the form of Schedule 5.1(i) hereto.

                      (j) Compliance Certificate. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in this subsection 5.1.

                      (k) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                5.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

                      (a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 4 and in the other agreements to be delivered at the Closing hereof shall be true and correct with made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

                      (b) Minimum Condition. The Company shall concurrently with the Closing sell at least 220,000 Preferred Shares (including 20,000 Preferred Shares to be sold to Robert M. Fell Living Trust pursuant to that certain Securities Purchase Agreement of even date herewith).

                      (c) Registration Rights Agreement. The Company shall have entered into a Registration Rights Agreement substantially in the form of
Schedule 5.1 (f) hereof.

                      (d) Employment Agreements. The Company shall have entered into Employment Agreements with David Marshall and Russell Fine substantially in the form of Schedule 5.1(h) hereto.

                      (e) Stockholders Agreement. The Company, David Marshall, Russell Fine and each Purchaser shall have entered into a Stockholders Agreement substantially in the form of Schedule 5.1(i) hereto.

        6. Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder thereof if (i) such securities are registered under the Securities Act, a prospectus meeting the requirements of
Section 10 of the Securities Act is available, and the holder of such securities agrees to deliver such prospectus to the extent required by law, (ii) if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or (iii) if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Securities may be made without registration.

        7. Use of Proceeds. The Company shall use the proceeds of the sale of the Preferred Shares, after payment of expenses relating to the transactions contemplated hereby, as set forth on Schedule 7 hereto.

        8. Miscellaneous.

                81. Waivers and Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the amendment, change, waiver, discharge or termination is sought, except to the extent provided in this Section 8.1

                8.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, without regard to conflicts of laws principles.

                8.3 Survival. The representations and warranties made herein shall survive until the first anniversary of the execution of this Agreement and the closing of the transactions contemplated hereby.

                8.4 Attorneys' Fees. Should any party hereto or any person bound by the provisions of this Agreement institute any legal action against any other person(s) and/or party to enforce the provisions hereof (including any claim for breaches of representations and warranties), the prevailing party in such action shall be entitled to receive from the losing party, in addition to any other relief to which the prevailing party may be entitled, such amount as the court may adjudge to be reasonable attorneys' fees and court costs.

                8.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company may not assign this Agreement.

                8.6 Entire Agreement. This Agreement, including the schedules hereto, embodies the entire agreement and understanding between the parties hereto with respect to the matters dealt with herein and supersedes all prior written or oral agreements and understandings with respect to such matters, including but not limited to, the Memorandum of Understanding dated as of April 1, 1998 between the Company and Fell & Company, Inc.

                8.7 Notices, etc. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopy or hand delivery:

        If to the Company, to:

               YOU BET INTERNATIONAL, INC.
               1950 Sawtelle Boulevard
               Suite 180
               Los Angeles, CA  90025
               Attention:  David Marshall
               Telecopy No.: 310-444-3390

        With a copy to:

               LOEB & LOEB LLP
               1000 Wilshire Boulevard
               Suite 1800
               Los Angeles, CA 90017
               Attention: David Ficksman, Esq.
               Telecopy No.:  (213) 688-3460

        If to any Purchaser, to the address of such Purchaser as shown on the signature pages hereto, or to such other address as any of the above shall have designated in writing, with a copy to: Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the Stars 18th Floor, Los Angeles, California, Attention: Gary N. Jacobs, Esq., Telecopy No.: (310) 556- 2920.

All such notices and communications shall be deemed to have been given or made
(a) when delivered by hand, (b) five business days after being deposited in the mail, postage prepaid, (c) when telexed, answer-back received or (d) when telecopied, receipt acknowledged.

                8.8 Severability. In the event that anyone or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of he parties hereto shall be enforceable to the fullest extent of the law.

                8.9 Finder's Fees.

                      (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement other than West Coast Capital Corp., whose compensation arrangements are fully and accurately set forth on Schedule 8.9 hereto, and (ii) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                      (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

                8.10 Expenses. The Company shall bear expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby. The Company agrees to pay the fees, expenses and disbursements of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, special counsel to Purchasers, incurred in connection with the transactions contemplated hereby and by that certain Securities Purchase Agreement of even date herewith between the Company and Robert M. Fell Living Trust; provided that the Company shall not be obligated to pay any fees, expenses or disbursements in excess of $100,000. At the closing the Company shall pay an amount estimated by Christensen, Miller, Fink, Jacobs, Glaser, Weil, & Shapiro, LLP to have been incurred by it in connection with the transaction contemplated hereby. Thereafter, the Company, upon receipt of supplemental statements, shall pay any additional fees, expenses and disbursements of Christensen, Miller, Fink, Jacobs, Glaser, Weil, & Shapiro, LLP, provided that the aggregate amount paid to Christensen, Miller, Fink, Jacobs, Glaser, Weil, & Shapiro, LLP shall not exceed $100,000.

                8.11 Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of terms contained herein.

                8.12 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or hereunder may be executed any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                8.13 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law or otherwise afforded to a Purchaser, shall be cumulative and not alternative.

                8.14 Appointment of Agent.

                      (a) Each Purchaser by executing this Agreement does hereby irrevocably appoint Robert M. Fell and his successor (the "Purchaser Agent") as his/her/its agent and attorney in fact for the purposes set forth in this Agreement. Purchasers' Agent may, on behalf of the Purchasers, and each of them, as their agent and attorney-in-fact, for the purposes set forth in this Agreement, (i) waive any of the provisions of and execute and deliver such amendments to this Agreements as he, in his sole judgment, shall deem necessary or advisable; (ii) execute and deliver such documents pursuant to this Agreement as the Purchasers' Agent, in his sole judgment, shall deem necessary or advisable; (iii) execute and give all notices, requests and other communications required, permitted or contemplated under this Agreement as the Purchasers' Agent, in his sole judgment, shall deem necessary and advisable; (iv) contest, dispute, compromise, adjust, settle, litigate appeal or otherwise deal with any and all set-offs, claims, breaches, obligations, liabilities, assessments, suits, actions, proceedings, liens, charges, encumbrances, orders, judgments and decrees with respect to this Agreement or to refrain so to do, as Purchasers' Agent, in his sole judgment, shall deem necessary or advisable; (v) expend such amounts in the exercise of his rights and powers and in the performance of his duties hereunder as the Purchasers' Agent, in his sole judgment, shall deem necessary or advisable; and (vi) generally act for and on behalf of the Purchasers, and each of them, in all matters connected with this Agreement with the same force and effect as though such act had been taken by them, or any of them, personally. This appointment and power-of-attorney is a special power-of-attorney confined to the purposes stated in this paragraph coupled with an interest and is irrevocable, and shall survive the death or incompetency of a person granting such power of attorney.

                      (b) The Purchasers agree that (i) the Company may deal solely with the Purchasers' Agent as the exclusive representative of the Purchasers, with reference to the matters set forth in paragraph (a), above,
(ii) the actions of the Purchasers' Agent are binding on the Purchasers and
(iii) the Company has no duty to ascertain if the Purchasers' Agent is properly carrying out his obligations under this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    "COMPANY"

                                    YOU BET INTERNATIONAL, INC.



                                    By:____________________________________

                                    Its:___________________________________



                                    By:____________________________________

                                    Its:___________________________________

                     PURCHASER'S COUNTERPART SIGNATURE PAGE

         YOU BET INTERNATIONAL, INC. PREFERRED STOCK PURCHASE AGREEMENT

                                  June __, 1998



"PURCHASER"

If Purchaser is an entity:

Name of entity:___________________________________



By:_______________________________________________
Name:
Title:



If Purchaser is an individual:

Name:_____________________________________________

--------------------------------------------------
                   (Signed Name)

Address of Purchaser

--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------

Number of Preferred Shares to be purchased:_______